UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2009

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2009 annual meeting held on May 22, 2009, the shareholders of CMS Energy Corporation ("CMS Energy") approved an amended version of CMS Energy’s Performance Incentive Stock Plan ("Plan"). Among other things, the approval reserved 6,000,000 shares, included a clawback provision, and extended the term of the plan until May 31, 2014. A description of the Plan is included in CMS Energy’s Proxy Statement filed with the Securities and Exchange Commission on April 10, 2009 under the heading "Proposal 3: Proposal for Approval of the Corporation’s Amended Performance Incentive Stock Plan." The preceding disclosure does not purport to be complete and is qualified in its entirety by reference to the Plan. A copy of the Plan is attached as exhibit 10.1 and is incorporated by reference herein.

On May 27, 2009, Consumers Energy Company ("Consumers"), principal subsidiary of CMS Energy, entered into a Change in Control Agreement ("CIC Agreement") with James Brunner, CMS Energy and Consumers’ General Counsel, in a form which CMS Energy plans to utilize for certain other officers, approved by the Compensation and Human Resources Board Committee. A copy of the form of the CIC Agreement has been filed as exhibit (10)(s) to CMS Energy’s 10-K for the year ended December 31, 2008, and is incorporated by reference herein. Under the main feature of the CIC Agreement, if there were a "Change in Control" of CMS Energy, in return for releasing all claims against CMS Energy and various other covenants of the officer, the officer would be paid a separation payment in an amount equal to a multiple of his/her then annual base salary and annual target bonus (3 times in the case of Mr. Brunner). In addition, the CIC Agreement provides for immediate vesting of restricted stock (provided however, that performance-based shares will vest at the target level if the performance goal is based on total shareholder return and will vest as a pro rata share of the target if the performance goal is based on relative shareholder return), provides for use of the separation payment amount when calculating benefits under CMS Energy’s Supplemental Executive Retirement Plan and otherwise generally preserves existing rights to other benefits, such as pension benefits and related compensation, which the officer had accrued at the time of termination. The preceding disclosure does not purport to be complete and is qualified in its entirety by reference to the form of the CIC Agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2009 annual meeting held on May 22, 2009, the shareholders of CMS Energy adopted an amendment to CMS Energy’s Restated Articles of Incorporation. The amendment allows CMS Energy’s director election vote standard to be changed to a majority vote standard in uncontested elections. In contested elections, CMS Energy will continue to apply a plurality standard. The preceding disclosure is qualified in its entirety by reference to the amendment. A copy of the amendment is attached as exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amendment to CMS Energy’s Restated Articles of Incorporation

10.1 CMS Energy’s Performance Incentive Stock Plan, amended and restated effective June 1, 2009

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers”) Form 10-K each for the Year Ended December 31, 2008 and as updated in CMS Energy’s and Consumers’ Forms 10-Q for the Quarter Ended March 31, 2009. CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

May 27, 2009	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

May 27, 2009	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Amendment to CMS Energy’s Restated Articles of Incorporation
10.1	CMS Energy’s Performance Incentive Stock Plan, amended and restated effective June 1, 2009